LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                Lincoln Life & Annuity Variable Annuity Account H
                Lincoln Life & Annuity Variable Annuity Account L
                Lincoln New York Account N for Variable Annuities


                        Supplement dated October 27, 2005
              to the Prospectus dated May 1, 2005, as supplemented


This Supplement contains information about your variable annuity issued by Lincoln Life & Annuity Company of New York.

On October 9, 2005, Lincoln National Corporation ("LNC"), the parent company of The Lincoln National Life Insurance Company ("LNL") and LNL's subsidiary, Lincoln Life & Annuity Company of New York ("LNY"), entered into a merger agreement with a wholly owned acquisition subsidiary ("LNC acquisition subsidiary") and Jefferson-Pilot Corporation ("Jefferson-Pilot"), each a North Carolina corporation. The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement, Jefferson-Pilot will merge with and into the LNC acquisition subsidiary, with the LNC acquisition subsidiary continuing as the surviving corporation and a direct wholly owned subsidiary of LNC. More information about the merger agreement as well as a copy of the merger agreement can be found in the Form 8-K filed by LNC with the Securities and Exchange Commission on October 11, 2005. LNY's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information will not change upon completion of this merger.






               Please retain this supplement for future reference.